UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 31, 2025
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(604) 630-1428
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On March 31, 2025, D-Wave Quantum Inc. (“D-Wave”) and the pharmaceutical division of Japan Tobacco Inc. (“JT”) announced the completion of a joint proof-of-concept project that used quantum computing technology and artificial intelligence (“AI”) in the drug discovery process. JT and D-Wave enhanced large language models with a quantum-hybrid workflow to increase their generative capabilities and enable JT to produce novel, more ‘drug-like’ molecular structures beyond those found in the training datasets for the quantum-hybrid generative AI system. The project results indicate that D-Wave’s quantum processing unit provided the teams with higher quality, lower energy samples, highlighting the potential benefits of quantum computing in generative AI for drug discovery. A copy of this press release is attached as Exhibit 99.1.

Also on March 31, 2025, D-Wave and Ford Otosan, a joint venture between Ford Motor Company and Koç Holding in Turkey, announced that the vehicle manufacturer has deployed a hybrid-quantum application in production, streamlining manufacturing processes for its Ford Transit line of vehicles. The application, which uses D-Wave’s annealing quantum computing technology, has improved vehicle production sequencing at Ford Otosan, a powerful demonstration of quantum computing’s real-world impact in automotive manufacturing. According to Ziya Dalkılıç, data scientist at Ford Otosan, Ford Otosan was able to build and deploy a quantum optimization application using D-Wave’s technology that goes beyond what they were able to achieve with a purely classical computing approach. A copy of this press release is attached as Exhibit 99.2.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this report are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of D-Wave’s most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of D-Wave’s Quarterly Reports on Form 10-Q and in D-Wave’s other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this report in making an investment decision, which are based on information available to D-Wave on the date hereof. D-Wave undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated March 31, 2025.
99.2	Press release, dated March 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2025	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer